                                    BY LAWS

                                      OF

                             COVALENT GROUP, INC.

                               TABLE OF CONTENTS

ARTICLE I.................................................................. 4

IDENTIFICATION............................................................. 4
 Section 1. Principal and Registered Office................................ 4
 Section 2. Other Offices.................................................. 4

ARTICLE II................................................................. 4

MEETINGS OF THE SHAREHOLDERS............................................... 4
 Section 2. Annual Meetings................................................ 4
 Section 3. Substitute Annual Meeting...................................... 4
 Section 4. Special Meetings............................................... 5
 Section 5. Notice of Meetings............................................. 5
 Section 6. Voting Lists................................................... 5
 Section 7. Quorum......................................................... 5
 Section 8. Proxies........................................................ 6
 Section 9. Voting of Shares............................................... 6
 Section 10. Cumulative voting............................................. 6
 Section 11. Informal Action by Shareholders............................... 6
 Section 12. Indemnification............................................... 6

ARTICLE III................................................................ 7

BOARD OF DIRECTORS......................................................... 7
 Section 1. General Powers................................................. 7
 Section 2. Number, Term and Qualifications................................ 7
 Section 3. Removal........................................................ 7
 Section 4. Vacancies...................................................... 7
 Section 5. Chairman of the Board.......................................... 7

ARTICLE IV................................................................. 8

MEETINGS OF DIRECTORS...................................................... 8
 Section 1. Regular Meetings............................................... 8
 Section 2. Special Meetings............................................... 8
 Section 3. Notice of Meetings............................................. 8
 Section 4. Waiver by Attendance........................................... 8
 Section 5. Quorum......................................................... 8
 Section 6. Manner of Acting............................................... 8
 Section 7. Presumption of assent.......................................... 8
 Section 8. Informal Action by Directors................................... 9

ARTICLE V.................................................................. 9

EXECUTIVE COMMITTEE........................................................ 9
 Section 1. Creation....................................................... 9
 Section 2. Vacancy........................................................ 9
 Section 3. Removal........................................................ 9
 Section 4. Minutes........................................................ 9

 Section 5. Responsibility of Directors.................................... 9

ARTICLE VI.................................................................10

OFFICES....................................................................10
 Section 1. Officers of the Corporation....................................10
 Section 2. Election and Term..............................................10
 Section 3. Compensation of Officers.......................................10
 Section 4. Removal of Officers and Agents.................................10
 Section 5. Bonds..........................................................10
 Section 6. President......................................................10
 Section 7. Vice-Presidents................................................11
 Section 8. Secretary......................................................11
 Section 9. Assistant Secretaries..........................................11
 Section 10. Treasurer.....................................................11
 Section 11. Assistant Treasurers..........................................12
 Section 12. Chairman of the Board.........................................12
 Section 13. Chairman of the Executive Committee...........................12

ARTICLE VII................................................................12

CONTRACT, LOANS, CHECKS, AND DEPOSITS......................................12
 Section 1. Contracts......................................................12
 Section 2. Loans..........................................................12
 Section 3. Checks and Drafts..............................................13
 Section 4. Deposits.......................................................13

ARTICLE VIII...............................................................13

CERTIFICATES FOR SHARES AND THEIR TRANSFER.................................13
 Section 1. Certificates for shares........................................13
 Section 2. Transfer of shares.............................................13
 Section 3. Lost Certificate...............................................13
 Section 4. Closing Transfer Books and Fixing Record Date..................13
 Section 5. Holder of the Record...........................................14
 Section 6. Treasury Shares................................................14

ARTICLE IX.................................................................14

GENERAL PROVISIONS.........................................................14
 Section 1. Dividends......................................................14
 Section 2. Seal...........................................................15
 Section 3. Waiver of Notice...............................................15
 Section 4. Fiscal Year....................................................15
 Section 5. Amendments.....................................................15

                                    BY LAWS

                                      OF

                             COVALENT GROUP, INC.



                                  ARTICLE I.

                                IDENTIFICATION

Section 1.  Principal and Registered Office.
            -------------------------------

The principal office of the Corporation shall be located at 1275 Drummers Lane, Suite 100, Wayne, PA. 19087

The address of either the principal or registered office may be may be changed by the Board of Directors.

Section 2.  Other Offices.
            -------------

The Corporation may have such other offices, either within or without the State of Nevada, as the Board of Directors may designate or as the business affairs of the Corporation may require from time to time.


                                  ARTICLE II

                         MEETINGS OF THE SHAREHOLDERS

Section 1.  Place of meetings.
            -----------------

All meetings of shareholders shall be held at the principal office of the Corporation, or at such other place, either within or without the State of Nevada, as shall be designated in the notice of the meeting agreed upon by a majority of the shareholders entitled to vote thereat.

Section 2.  Annual Meetings.
            ---------------

The annual meeting of the shareholders shall be held at the principal office of the Corporation on the first Tuesday in March of each year, if not a legal holiday, for the purpose of electing directors of the Corporation and for the transaction of such other business as may be properly brought before the meeting.

Section 3.  Substitute Annual Meeting.
            -------------------------

If the annual meeting shall not be held on the day designated by the by-laws, a substitute annual meeting may be called in accordance with the provisions of
Section 4 of this Article. A meeting so called shall be designated and treated for all purposes as the annual meeting.

Section 4.  Special Meetings.
            ----------------

Special meetings of the shareholders may be called at any time by the President, Secretary, or Board of Directors of the Corporation, or by any shareholder pursuant to the written request of the holder of not less than one-tenth of all the shares entitled to vote at the meeting.

Section 5.  Notice of Meetings.
            ------------------

Written or printed notice stating the time and place of the meeting shall be delivered not less than ten or more than fifty days before the date of any shareholders' meeting, either personally or by mail, by or at the direction of the President, the Secretary, or other person calling the meeting, to each shareholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail addressed to the shareholder at his address as it appears on the record of shareholders of the Corporation, with postage thereon prepaid.

In the case of a special meeting, the notice of meeting shall specifically state the purpose or purposes for which the meeting is called; but, in the case of an annual or substitute annual meeting, the notice of meeting need not specifically state the business to be transacted thereat unless such a statement is required by the provisions of the State of Nevada.

When a meeting is adjourned for thirty days or more, notice of the adjourned meeting shall be given as in the case of an original meeting. When a meeting is adjourned for less than thirty days in any one adjournment, it is necessary to give any notice of the adjourned meeting other than by announcement at the meeting at which the adjournment is taken.

Section 6.  Voting Lists.
            ------------

At least ten days before each meeting of shareholders the Secretary of the Corporation shall prepare an alphabetical list of the shareholders entitled to vote at such meeting or any adjournment thereof, with the address of and number of shares held by each, which list shall be kept on file at the registered office of the Corporation for a period of ten days prior to such meeting, and shall be subject to inspection by any shareholder at any time during the usual business hours. This list shall be produced and kept open at the time and place of the meeting and shall be subject to inspection by any shareholder during the whole time of the meeting.

Section 7.  Quorum.
            ------
A majority of the outstanding shares of the Corporation entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of shareholders.

The shareholders at a meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum.

In the absence of a quorum at the opening of any meeting of shareholders, such meeting may be adjourned from time to time by a vote of the majority of the shares voting on the motion to adjourn; and at any adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the original meeting.

Section 8.  Proxies.
            -------

Shares may be voted either in by person by one or more agents authorized by a written proxy executed by the shareholder or by his duly authorized attorney-in-fact.

A proxy is not valid after the expiration of eleven months from the date of its execution, unless the person executing it specifies therein the length of time for which it is to continue in force, or limits its use to a particular meeting, bit no proxy shall be valid after ten years from the date of its execution.

Section 9.   Voting of Shares.
             ----------------

Each outstanding share entitled to vote shall be entitled to one vote on each matter submitted to a vote at a meeting of shareholders.

Except in the election of directors, the vote of a majority of the shares voted on any matter at a meeting of shareholders at which a quorum is present shall be the act of the shareholders on that matter, unless the vote of a greater number is required by law or by the character or by-laws of this corporation.

Shares of its own stock owned by the Corporation, directly or indirectly, through a subsidiary corporation or otherwise, or held directly or indirectly in a fiduciary capacity by it or by a subsidiary corporation, shall not be in determining the total number of outstanding shares at a given time.

Section 10.  Cumulative voting.
             -----------------

No Shareholder shall have the right of Cumulative Voting unless required by law.

Section 11.  Informal Action by Shareholders.
             -------------------------------

Any action which may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the persons who would be entitled to vote upon such action at a meeting, and filed with the Secretary of the Corporation to be kept as part of the corporate records.

Section 12.  Indemnification.
             ---------------

COVALENT GROUP, INC. hereby adopts a resolution to indemnify the officers and directors of the corporation from and against any liability which might be asserted against them for actions taken while serving in their respective capacities on behalf of the corporation or at its request. The corporation will indemnify and hold harmless all officers and directors from and against liability and litigation expense, including reasonable attorneys fees, arising out of their status as such of their activities in any of their capacities as officers or directors. No indemnification is clearly in conflict with the best interests of the corporation.

It is further resolved that the Corporation shall indemnify and hold harmless all of its officers and directors for claims made or liabilities asserted prior to the adoption of this resolution and for that purpose and to that extent, this resolution is ratified, authorized, and approved by the Shareholders of this corporation.

In accordance with this resolution, the corporation may advance expenses in defending any civil or criminal action prior to its final disposition if the Shareholders authorize it in a particular case and if the person for whose benefit such expenses are paid shall agree to repay the corporation unless it shall be ultimately determined that he is entitled to be indemnified by the corporation.

                                  ARTICLE III

                              BOARD OF DIRECTORS

Section 1.  General Powers.
            --------------

The business and affairs of the Corporation shall be managed by its Board of Directors.

Section 2.   Number, Term and Qualifications.
             -------------------------------

The number of directors of the Corporation shall be not less than that required by law nor more than that which allowed by law.

The Directors shall be elected at the annual or adjourned annual meeting of the shareholders (except as herein otherwise provided for the filling of vacancies) and each director shall hold office until his death, resignation, retirement, removal, disqualification, or his successor shall have been elected and qualified.

Directors need not be residents of the State of Nevada or shareholders of the Corporation.

Section 3.   Removal.
             -------

Any director may be removed at any time with or without cause by a vote of the shareholders holding a majority of the outstanding shares entitled to vote at an election of directors.

Section 4.   Vacancies.
             ---------

Any vacancy occurring in the Board of Directors may be filled by the affirmative vote of a majority of the remaining directors even though less than a quorum or by the sole remaining director.

All vacancies including those caused by an increase in the number of directors may be filled by a majority of the remaining directors, though less than quorum, unless it is otherwise provided in the articles of incorporation.

Any director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office. At a special meeting of shareholders the shareholders may elect a director to fill any vacancy not filled by the directors.

Section 5.   Chairman of the Board.
             ---------------------

There may be a Chairman of the Board of Directors elected by the directors from their number at any meeting of the Board. The Chairman shall preside at all meetings of the Board of Directors and perform such other duties as may be directed by the Board.

Section 6.   Compensation.
             ------------

The Board of Directors may compensate Directors for their services as such and may provide for the payment of all expenses incurred by directors in attending regular and special meetings of the Board.

                                  ARTICLE IV

                             MEETINGS OF DIRECTORS

Section 1.  Regular Meetings.
            ----------------

A regular meeting of the Board of Directors shall be held immediately after, and at the same place as, the annual meeting of shareholders. In addition, the Board of Directors may provide, by resolution, the time and place, either within or without the State of Nevada, for the holding of additional regular meetings.

Section 2.   Special Meetings.
             ----------------

Special Meetings of the Board of Directors may be called by or at the request of the President or any two directors. Such meetings may be held either within or without the State of Nevada

Section 3.   Notice of Meetings.
             ------------------

Regular meetings of the Board of Directors may be held without notice.

The person or persons calling a special meeting of the Board of Directors shall, at least three days before the meeting, give notice thereof by any usual means of communication which notice need specify the purpose for which the meeting is called and during normal business hours.

Section 4.   Waiver by Attendance.
             --------------------

Attendance by a director at a meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened.

Section 5.   Quorum.
             ------

A majority of the number of directors fixed by these by-laws shall constitute a quorum for the transaction of business at any meeting of the Board of Directors.

Section 6.   Manner of Acting.
             ----------------

Except for otherwise provided in these by-laws, the act of the majority of the
                                                               ---------------
directors present at a meeting at which a quorum is present shall be the act of
------------------------------
the Board of Directors.

Section 7.   Presumption of assent.
             ---------------------

A director of the corporation who is present at a meeting of the Board of Directors at which action on any corporate matter is taken shall presumed to have assented to the action taken unless his contrary vote is recorded or his dissent is otherwise entered in the minutes of the meeting or unless he shall file his written dissent to such action with the person acting as the secretary of the meeting before the adjournment thereof or shall forward such dissent by registered mail to the Secretary immediately after the adjournment of the meeting. Such right to dissent shall not apply to a director who voted in favor of such action.

Section 8.   Informal Action by Directors.
             ----------------------------

Action taken by a majority of the directors without a meeting is nevertheless Board action if written consent to the action in question is signed by all directors and filed with the minutes of the proceedings of the Board, Whether done before or after the action so taken.

                                   ARTICLE V

                              EXECUTIVE COMMITTEE

Section 1.  Creation.
            --------

The Board of Directors, by resolution adopted by a majority of the number of directors fixed by these by-laws, may designate two or more directors to constitute an Executive Committee, which committee, to the extent provided in such resolution, shall have and may exercise all of the authority of the Board of Directors in the management of the Corporation.

Section 2.  Vacancy.
            -------

Any vacancy occurring in an Executive Committee shall be filled by a majority of the number of directors fixed by these by-laws at a regular or special meeting of the Board of Directors.

Section 3.  Removal.
            -------

Any member of an Executive Committee may be removed at any time with or without cause by a majority of the number of directors fixed by these by-laws.

Section 4.  Minutes.
            -------

The Executive Committee shall keep regular minutes of its proceeding and report same to the Board when required.

Section 5.  Responsibility of Directors.
            ---------------------------

The designation of Executive Committee and the delegation thereto of authority shall not operate to relieve the Board of Directors, or any member thereof, of any responsibility or liability imposed upon it or him by law.

If action taken by an Executive Committee is not thereafter formally considered by the Board, a director may dissent from such action by filling his written objection with the Secretary with reasonable promptness after learning of such action.

                                  ARTICLE VI

                                    OFFICES

Section 1.  Officers of the Corporation.
            ---------------------------

The officers of the Corporation shall consist of a CEO, President, a Secretary, a Treasurer and such Vice-Presidents, Assistant Secretaries, and Assistant Treasures as the Board of Directors may from time to time elect. In addition, the Board of Directors may from time to time elect a Chairman of the Executive Committee. Any two or more offices may be held by the same person, but no officer may act in more than one capacity where action of two or more officers is required.

Section 2.  Election and Term.
            -----------------

The officers of the Corporation shall be elected by the Board of Directors and each officer shall hold office until the death, resignation, retirement, removal, disqualification or his successor shall have been elected and qualified.

Section 3.   Compensation of Officers.
             ------------------------

The compensation of all officers of the Corporation shall be fixed by the Board of Directors and no officer shall serve the Corporation in any other capacity and receive compensation therefore unless such additional compensation be authorized by the Board of Directors.

Section 4.   Removal of Officers and Agents.
             ------------------------------

Any officer or agent elected or appointed by the Board of Directors may be removed by the Board with or without prejudice to the contract rights, if any, of the person so removed.

Section 5.   Bonds.
             -----

The Board of Directors may by resolution require any officer, agent, or employee of the Corporation to give bond to the Corporation, with sufficient sureties conditioned on the faithful performance of the duties of his respective office or position, and to comply with such other conditions as may from time to time be required by the Board of Directors.

Section 6.   President.
             ---------

The president shall be the principal executive officer of the Corporation and, subject to the control all of the business and affairs of the Corporation.

He shall, when present, preside at all meetings of the shareholders. He shall sign, with the Secretary, or any other proper officer of the Corporation thereunto authorized by the Board of Directors, certificates for shares of the Corporation, any deeds, mortgages, bonds, contracts, or other instruments which the Board of Directors has authorized to be executed, except in the cases where the signing and execution thereof shall be expressly delegated by the Board of Directors or by these by-laws to some other officer or agent of the Corporation, or shall be required by law to be otherwise signed or executed; and in general shall perform all duties incident to the office of President and such other duties as may be prescribed by the Board of Directors from time to time.

Section 7.  Vice-Presidents.
            ---------------

In the absence of the President or in the event of his death, inability or refusal to act, the Vice-Presidents in the order of their length of service as Vice-Presidents, unless otherwise determined by the Board of Directors, shall perform the duties of the President, and when so acting shall have all the powers of and be subject to all the restrictions upon the President. Any Vice-President may sign, with the Secretary or an Assistant Secretary, certificates for shares of the Corporation; and shall perform such other duties as from time to time may be assigned to him by the President or Board of Directors.

Section 8.  Secretary.
            ---------

The Secretary shall: (a) keep the minutes of the meetings of shareholders, of the Board of Directors and of all Executive Committees in one or more books provided for that purpose; (b) see that all notices are duly given in accordance with the provisions of these by-laws or as required by law; (c) be custodian of the corporate records and of the seal of the Corporation and see that the seal of the Corporation is affixed to all documents the execution of which on behalf of the Corporation under its seal is duly authorized; (d) keep a register of the post office address of each shareholder; (e) sign with the President, or a Vice-President, certificates for shares of the Corporation, the issuance of which shall have been authorized by resolution of the Board of Directors; (f) have general charge of the stock transfer books of the Corporation; and (g) in general perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned to him by the President or the Board of Directors.

The Secretary shall keep, or cause to be kept in the State of Nevada at the Corporation's principal place of business, and in the State of Nevada at the Corporation's Registered Office, a record of the Corporation's shareholders, giving the names sand addresses of all shareholders and the number and class of shares held by each.

Section 9.  Assistant Secretaries.
            ---------------------

In the absence of the Secretary or in the event of his death, inability or refusal to act, the Assistant Secretaries in the order of their length of service as Assistant Secretaries, unless otherwise determined by the Board of Directors, shall perform the duties of the Secretary, and when so acting shall have all the powers of and be subject to all the restrictions upon the Secretary. They shall perform such other duties as may be assigned to them by the Secretary, by the President, or by the Board of Directors.

Any Assistant Secretary may sign, with the President, certificates for shares of the Corporation.

Section 10.  Treasurer.
             ---------

The Treasurer shall: (a) have charge and custody of and be responsible for all funds and securities of the Corporation; receive and give receipts for monies due and payable to the Corporation from any source whatsoever, and deposit all such monies in the name of the Corporation in such depositories as shall be selected in accordance with the provisions of Article VII, Section 4, of these By-laws; and (b) in general perform all of the duties as from time to time may be assigned to him by the President or by the Board of Directors, or by these By-laws.

The Treasurer shall prepare, or cause to be prepared, a true statement of the Corporation's assets and liabilities as of the close of each fiscal year, all in reasonable detail, which statement shall be made and filed at the Corporation's registered office or principal place of business in the State of Pennsylvania within four months after the end of such fiscal year and thereat kept available for a period of at least ten years. Such statement shall include, when applicable, a statement of the then current conversion ratio of any outstanding securities and a statement of the number of shares covered by any outstanding options and the price at which the options are exercisable.

Section 11.  Assistant Treasurers.
             --------------------

In the absence of the Treasurer or in the event of his death, inability or refusal to act, the Assistant Treasurers in the order of their length of service as Assistant Treasurer, unless otherwise determined by the Board of Directors, shall perform the duties of the Treasurer, and when so acting shall have all the powers of and be subject to all the restrictions of the Treasurer. They shall perform such other duties as may be assigned to them by the Treasurer, the President, or by the Board of Directors.

Section 12.  Chairman of the Board.
             ---------------------

The Chairman of the Board, who shall be chosen from among the Directors, shall preside at all meetings of the Board of Directors if present, and shall, in general, perform all duties incident to the office of Chairman of the Board and such other duties as from time to time may be assigned to him by the Board of Directors.

Section 13.  Chairman of the Executive Committee.
             -----------------------------------

The Chairman of the Executive Committee, who shall be chosen by and from among the Directors, shall have general supervision and direction over the business an affairs of the Corporation, subject, however to the control of the Board of Directors and the Executive Committee. He shall, in general, perform all duties incident to the office of the Chairman of the Executive Committee and such other duties as from time to time may be assigned to him by the Board of Directors or the Executive Committee.

                                  ARTICLE VII

                     CONTRACT, LOANS, CHECKS, AND DEPOSITS

Section 1.  Contracts.
            ---------

The Board of Directors may authorize any officer or officers, agent or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the Corporation, and such authority may be general or confined to the specific instances.

Section 2.  Loans.
            -----

No loans shall be contracted on behalf of the Corporation and no evidence of indebtedness shall be issued in its name unless authorized by a resolution of the Board of Directors. Such authority shall be general or confined to specific instances.

Section 3.  Checks and Drafts.
            -----------------

All checks, drafts, or other orders for the payment of money, issued in the name of the Corporation, shall be signed by such officer or officers, agent or agents of the Corporation and in such manner shall from time to time be determined by resolution of the Board of Directors.

Section 4.  Deposits.
            --------

All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such depositories as the Board of Directors may select.

                                 ARTICLE VIII

                  CERTIFICATES FOR SHARES AND THEIR TRANSFER

Section 1.  Certificates for shares.
            -----------------------

Certificates representing shares of the Corporation shall be in such form as shall be determined by the Board of Directors. The Corporation shall issue and deliver to each shareholder certificates representing all fully paid shares owned by him. Certificates shall be signed by the President or Vice-President and by the Secretary or Assistant Treasurer. All certificates for shares shall be consecutively numbered or otherwise identified. The name and address of the person to whom the shares represented thereby are issued, with the number and class of shares and the date of issue, shall be entered on the stock transfer books of the Corporation.

Section 2.  Transfer of shares.
            ------------------

Transfer of shares of the Corporation shall be made only on the stock transfer books of the Corporation by the holder of the record thereof or by his legal representative, who shall furnish proper evidence of authority to transfer, or by his attorney thereunto authorized by power of attorney duly executed or filed with the Secretary, and on surrender for cancellation of the Certificate for such shares.

Section 3.  Lost Certificate.
            ----------------

The Board of Directors may direct a new certificate to be issued in place of any certificate theretofore issued by the Corporation claimed to have been lost or destroyed, upon receipt of an affidavit of such fact from the from the person claiming the certificate of stock to have been lost or destroyed. When authorizing such issue of a new certificate, the Board of Directors shall require that the owner of such lost or destroyed certificate, or his legal representative, give the Corporation a bond in such sum as the Board may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate claimed to have been lost or destroyed, except where the Board of Directors by resolution finds that in the judgment of the Directors the circumstances justify omission of a bond.

Section 4.  Closing Transfer Books and Fixing Record Date.
            ---------------------------------------------

For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other proper purpose, the Board of Directors may provide that the stock transfer books shall be closed for the purpose of determining shareholders entitled to notice of or to vote at a meeting of shareholders, such books shall be closed for at least ten days immediately preceding such meeting.

In lieu of closing the stock transfer books, the Board of Directors may fix in advance a date as the record date for any such determination of shareholders, such record date in any case not to be more than fifty days and, in case of a meeting of shareholders, not less than ten days immediately preceding the date on which the particular action, requiring such determination of shareholders, is to be taken.

If the stock transfer books are not closed and no record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders, or shareholders entitled to receive payment of a dividend, the date on which notice of a meeting is mailed or the date on which the resolution of the Board of Directors declaring such dividend is adopted as the case may be, shall be the record date for such determination of shareholders.

When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this section, such determination shall apply to any adjournment thereof except where the determination has been made through the closing of the stock transfer books and the stated period of closing has expired.

Section 5.  Holder of the Record.
            --------------------

The Corporation may treat as absolute owners of shares the person in whose name the shares stand on records on its books just as if that person had full competency, capacity, and authority to exercise all rights of ownership irrespective of any knowledge or notice to the contrary or any description indicting a representative, pledge, or other fiduciary relation or any reference to any other instrument or to the rights of any other person appearing upon its record or upon the share certificate except that any person furnishing to the Corporation proof of his appointment as a fiduciary shall be treated as if he were a holder of record of its shares.

Section 6.  Treasury Shares.
            ---------------

Treasury shares of the Corporation shall consist of such shares as have been issued and thereafter acquired but not canceled by the Corporation. Treasury shares shall not carry voting or dividend rights.

                                  ARTICLE IX

                              GENERAL PROVISIONS

Section 1.  Dividends.
            ---------

The Board of Directors may from time to time declare, and the Corporation may pay, dividends on its outstanding shares in cash, property, or its own shares pursuant to law and subject to the provisions of its Charter.

Section 2.  Seal.
            ----

The corporation seal of the Corporation shall consist of a concentric circle between which is the name of the Corporation and in the center of which is inscribed SEAL; and such seal, as impressed on the margin hereof, is hereby adopted as the corporate seal of the Corporation.

Section 3.  Waiver of Notice.
            ----------------

Whenever any notice is required to be given to any shareholder or Director by law, by the Charter or by these By-laws, a waiver thereof in writing signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be equivalent to the giving of such notice.

Section 4.  Fiscal Year.
            -----------

The fiscal year of the Corporation shall be fixed by the Board of Directors, and shall be a calendar year unless otherwise designated.

Section 5.  Amendments.
            ----------

Except as otherwise provided herein, these By-laws may be adopted by the affirmative vote of a majority of the Directors then holding office at any regular or special meeting of the Board of Directors.

The Board of Directors shall have no power to adopt a By-law: (1) requiring more than a majority of the voting shares for a quorum at a meeting of shareholders or more than a majority of the votes cast to constitute action by the shareholders, except where higher percentages are required by law; (2) providing for the management of the Corporation otherwise than by the Board of Directors or its Executive Committees; (3) increasing or decreasing the number of Directors: (4) classifying and staggering the election of Directors.

No By-law adopted or amended by the shareholders shall be altered or repealed by the Board of Directors.

This the  9 day of  October , 1998.
         --        ---------

----------------------------

     David Weitz, Secretary